UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2014
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Textura Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-35956	26-1212370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Lake Cook Road, Deerfield, IL		60015
(Address of Principal Executive Offices)		(Zip Code)

(847) 457-6500
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2014, Textura Corporation (the "Company") issued a press release reporting its financial results for the quarter ended June 30, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The Company has made available on the investor relations page of its website, investors.texturacorp.com, a copy of certain slides that the Company may use from time to time in connection with investor and analyst presentations. The information contained in the slides is summary information that is intended to be considered in the context of the Company's filings with the SEC and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in Item 2.02, Item 7.01, and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
99.1     Press Release, dated August 6, 2014

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTURA CORPORATION
August 6, 2014	By:	/s/ Jillian Sheehan
		Name:	Jillian Sheehan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 6, 2014